Schedule A


The un-audited balance sheet of inCall Systems Pte Ltd as of September 30, 2002 as per Clause 1.10 of the Share Purchase Agreement.

   INCALL SYSTEMS PTE LTD - CONSOLIDATED BALANCE SHEET (Asia only) UN-AUDITED
                             9 Months ACTUAL FY 2002


                                                     SGD                SGD                USD                USD

Fixed Assets
Leasehold Improvements                             24,936                                 14,041
Acc depn - Leasehold Improvement                   (3,810)                                (2,145)
                                               ----------                            -----------
Net - Leasehold Improvement                                            21,127                                 11,896


Computer & Software                               100,477                                 56,575
Acc depn - Computer & Software                    (39,856)                               (22,442)
                                               ----------                            -----------
Net - Computer & Software                                              60,621                                 34,133


Office Equipment                                   46,612                                 26,246
Acc depn - Office Equipment                        (6,998)                                (3,941)
                                               ----------                            -----------
Net - Office Equipment                                                 39,614                                 22,305



Office Furniture & Fittings                         5,865                                  3,302
Acc depn - Office Furniture & Fittings               (817)                                  (460)
                                               ----------                            -----------
Net - Office Furniture & Fittings                                       5,048                                  2,842
                                                                   ----------                            -----------
Net Fixed Assets                                                      126,410                                 71,177


Current Assets

Trade Debtors                                    142,971               80,502
Other Debtors                                       --                   --
Deposits                                          29,656               16,698

Prepayments                                          861                  485
Deferred expenses                                   --                   --

Contra                                              (464)                (261)

Cash at Bank                                      12,339                6,948

Petty cash                                            55                   31

GST Input Tax                                      1,599                  901
Amount due to Holding Co - Malaysia Branch          --                   --

                                                --------             --------
                                                 187,018              105,303



Schedule A
Page 2.
Less: Current Liabilities

Trade Creditors                                 110,486               62,211
Other Creditors                                    --                   --

Accruals - Bonus                                   --                   --
                                               --------             --------

Accruals - CPF                                    7,254                4,084
Accruals - Salaries                              80,640               45,406

Accruals - HP/Tpt allowances                      1,335                  752
Accruals - Expenses                              27,352               15,401
Leasing Creditors                                  --                   --

Interest Payable                                   --                   --
                                               --------             --------

GST Output Tax                                    7,275                4,096
Short Term Convertible Loan                        --                   --

Provision of Contingency
                                               --------             --------
Amount due to Directors
                                               --------             --------
Amount due to Holding Co -
  inCall Systems, Inc.                          353,432              199,004
Deferred Income                                  33,344               18,775
Amount due to The Internet Call Centre           23,769               13,383

                                               --------             --------
                                                644,888  (457,871)   363,113   (257,810)

                                                         --------               --------
                                                         (331,461)             (186,633)
                                                         ========               ========




Financed by:


Share Capital                                         2                    1

Share Premium                                                --                    --
Retained Earnings                                         (87,251)              (49,128)
Total Profit (Loss) for the period                       (244,212)             (137,507)
                                                         --------               -------
Total Shareholders Equity                                (331,461)             (186,633)
                                                         ========              ========



                                   Schedule B

Accounts Payable as per Clause 1.11 of the Share Purchase Agreement.


                      Accounts Payable as of March 17, 2003


INCALL SYSTEMS PTE LTD

Vendor Aged Summary as of March 17, 2003

                                          Total        Current    31 to 60     61 to 90        91+
                                         ---------    ---------   ---------    --------    ---------
Ascendas Land (Singapore) Pte Ltd        43,307.37     9,390.03   10,347.58    9,390.03    14,179.73
Asia Corporate Services (SEA)             7,682.66         0.00        0.00   (7,682.66)   15,365.32
Fon Kon Tan Grant Thornton               12,161.32     2,281.00        0.00        0.00     9,880.32
Fuji Xerox Phaser Printing Southest         252.35         0.00        0.00        0.00       252.35
Graphics And Copier Systems Pte Ltd         682.20       102.96        0.00        0.00       579.24
Kompass South East Asia Ltd               1,854.00         0.00        0.00        0.00     1,854.00
Logos Communications                      2,060.00         0.00        0.00        0.00     2,060.00
Pacific Internet Limited                     57.85        26.70       31.15        0.00         0.00
Pagesetters Services Pte Ltd                515.00         0.00        0.00        0.00       515.00
Purple Circle Design Pte Ltd              2,360.00         0.00        0.00        0.00     2,360.00
Rimec Construction                        2,336.45         0.00        0.00        0.00     2,336.45
San Printing Company                        198.00       198.00        0.00        0.00         0.00
Singapore Press Holdings Limited            374.40       312.00       62.40        0.00         0.00
Singapore Telecommunications Ltd          1,781.39     1,781.39        0.00        0.00         0.00
SP Services Ltd                           1,401.64       677.85      723.79        0.00         0.00
StarHub Internet Pte Ltd                  2,758.08     1,379.04    1,379.04        0.00         0.00
StarHub Pte Ltd                           1,297.19         0.09        0.00        0.00     1,297.10
WMG Pte Ltd                                (249.78)        0.00        0.00        0.00      (249.78)
Yong Joon                                 1,000.00         0.00        0.00        0.00     1,000.00
Zone Telecom Pte Ltd                      1,112.54     1,112.46        0.00        0.08         0.00
                                         ---------    ---------   ---------    --------    ---------
                                   S$    82,942.66    17,261.52   12,543.96    1,707.45    51,429.73
                                         =========    =========   =========    ========    =========
                                   US$   47,252.43     9,833.89    7,146.29      972.73    29,299.52
                                         =========    =========   =========    ========    =========

Schedule B
Page 2.



INCALL SYSTEMS PTE  LTD

Accrued Staff Salary up to February 28, 2003
--------------------------------------------------------------------------------------------------------------
 S/no. Name Nov'02 Salary Dec'02 Salary Jan'03 Feb'03 Total
--------------------------------------------------------------------------------------------------------------
  1    Christopher Wong                                    0.00        1,288.37        1,519.50      2,807.87
--------------------------------------------------------------------------------------------------------------
  2    Clarence Sim Khern Ngai                         1,800.00        2,800.00        2,800.00      7,400.00
--------------------------------------------------------------------------------------------------------------
  3    Cleonice Chua                                       0.00        1,360.00        1,360.00      2,720.00
--------------------------------------------------------------------------------------------------------------
  4    Erine Franco                                      700.00        1,278.26        2,100.00      4,078.26
--------------------------------------------------------------------------------------------------------------
  6    Lim Ai Wah                                      1,472.00        2,104.00        2,423.00      5,999.00
--------------------------------------------------------------------------------------------------------------
  7    Ng Jen Foek                                         0.00        1,119.50        1,119.50      2,239.00
--------------------------------------------------------------------------------------------------------------
  8    Rita Kho Lee Ling                                   0.00          929.35        1,450.00      2,379.35
--------------------------------------------------------------------------------------------------------------
  9    Seah Chin Tiong                 1,000.00        5,700.00        5,700.00        5,700.00     18,100.00
--------------------------------------------------------------------------------------------------------------
 11    Wong Sook Foon Karen                                0.00        1,760.00        1,760.00      3,520.00
--------------------------------------------------------------------------------------------------------------
                                 S$    1,000.00        9,672.00       18,339.48       20,232.00     49,243.48
                                 -----------------------------------------------------------------------------
                                 US$     569.70        5,510.14       10,448.00       11,526.17     28,054.01
                                 =============================================================================


  Accrued CPF Contributions and Permanent Staff Salary as of February, 2003

INCALL SYSTEMS PTE LTD
Accrued CPF Contributions for Permanent Staff:

                              ---------------
                                  Feb'03
                              ---------------
-------------------------------
CPF CONTRIBUTIONS:                  6,241.00
---------------------------------------------
CDAC                                    1.00
---------------------------------------------
SDL:                                   28.00
---------------------------------------------
                              S$    6,270.00
                              ---------------
                              US$   3,572.02
                              ===============

                                   Schedule C

All existing customer contracts signed with inCall Systems Pte Ltd; the Internet domain (www.incallsystems.com) and the Accounts Receivable as per Clause 1.16 of the Share Purchase Agreement.


                    Accounts Receivable as of March 17, 2003


INCALL SYSTEMS PTE LTD

Customer Aged Summary as of March 17, 2003


                                                Total          Current            31 to 60        61 to 90           91+
                                          -------------     -------------        ----------     -------------     ------------
AVAYA Singapore Pte Ltd                       16,920.73          4,420.00           --              12,500.73          --
INVESTools Asia Pacific Pte Ltd                3,416.40          3,416.40           --                --               --
Open Tide Asia Pte Ltd                         3,605.00           --                --                --              3,605.00
Reed Business Information                      1,636.96          1,636.96           --                --               --
Singapore Tourism Board                        6,240.00           --               6,240.00           --               --
SITA Information Networking                    2,080.20          1,040.52          1,039.68           --               --
SSA Global Technologies                        6,602.75          6,602.75           --                --               --
Sun Microsystems Pte Ltd                       1,336.92          1,336.92           --                --               --
Veritas Software (S) Pte Ltd                   1,040.00          1,040.00           --                --               --
ZONE Telecom Pte Ltd                          17,886.96         16,235.44          1,651.52           --               --

                                          S$  60,765.92         35,728.99           8,931.20         12,500.73         3,605.00
                                          =============    ==============         ==========     =============     ============
                                          US$ 34,618.34         20,354.81           5,088.10          7,121.67         2,053.77
                                          =============    ==============         ==========     =============     ============


                                   Schedule D

The Vocalscape Networks, Inc. grant of "Royalty Free License" to inCall Systems Pte Ltd as per Clause 1.26 of the Share Purchase Agreement.

March 1, 2003

Grant of "Royalty Free License" to inCall Systems Pte Ltd of Singapore by Vocalscape Networks, Inc., a Nevada incorporated company with a business office located at Suite 610 - 1111 Melville Street, Vancouver, British Columbia, Canada V6E 3C9.

 Terms

Technology - specifically technology owned by Vocalscape Networks, Inc. of Nevada including but not limited to VoIP (Voice over Internet Protocol) [eyefone], PC (Personal Computer) to PC, PC to Phone, Phone to Phone, Maximum Desktop, Rapid Classroom and interactive chat at www.vocalconnect.com.

Customer - any person or corporation that inCall Systems Pte Ltd provides call center services to and invoices for those services.

License - to use the technology for its new and existing customers as part of the services rendered to the customer. inCall Systems Pte Ltd may not sell or provide the technology to any non-customer.

Indemnification

Vocalscape Networks, Inc. agrees to defend, indemnify and hold inCall Systems Pte Ltd harmless for any loss, damage or liability for any claimed infringement of any U.S. patent right, copyright and trade secrets, or other proprietary rights asserted by any third person arising out of inCall Systems Pte Ltd's use of any Vocalscape Networks, Inc. products, provided:

         (1) that Vocalscape Networks, Inc. is promptly notified in writing by inCall Systems Pte Ltd of any such claim against Distributor,

         (2) that inCall Systems Pte Ltd authorizes Vocalscape Networks, Inc. to assume sole control over the defense of any such claim thereafter, together with the right to settle or compromise such claim, and

         (3) that inCall Systems Pte Ltd makes available to Vocalscape Networks, Inc. such information, assistance and authority as may be reasonably requested by Vocalscape Networks, Inc. in order to enable Vocalscape Networks, Inc. to defend any such claim. In the event any such claim is asserted, Vocalscape Networks, Inc. shall have the right without limitation, at its option either:

                  (a) to obtain such rights and/or licenses from the claimant as may be necessary to enable inCall Systems Pte Ltd to continue using and/or marketing the Vocalscape Networks, Inc. products which are the subject of the claim, and/or

Schedule D
Page 2.

                  (b) to modify the Vocalscape Networks, Inc. products with respect to which such claim is asserted so as to avoid further claimed infringement by such Person.

Vocalscape Networks, Inc. further agrees to indemnify and hold harmless inCall Systems Pte Ltd or any dealer from and against any and all liabilities, costs, damages and expenses (including legal costs) arising out of or in connection with any issue for warranty.

No Combination Claims.

         Vocalscape Networks, Inc. shall not be liable to inCall Systems Pte Ltd for any claim arising from or based upon the combination, operation or use of any Vocalscape Networks, Inc. product or inCall Systems Pte Ltd product with equipment, data or programming supplied by or not supplied by Vocalscape Networks, Inc., or arising from any alteration or modification of Vocalscape Networks, Inc. products or inCall Systems Pte Ltd products.

Indemnification of Vocalscape Networks, Inc.

         inCall Systems Pte Ltd agrees to indemnify Vocalscape Networks, Inc. (including reasonable attorneys' fees and costs of litigation) against and hold Vocalscape Networks, Inc. harmless from any and all claims by any other party resulting from inCall Systems Pte Ltd's acts (other than the mere marketing of Vocalscape Networks, Inc. products), omissions or representations, regardless of the form of action.

Disclaimer of Warranties; Limited Liability.

         Disclaimer of Warranties.

         To the extent permitted by applicable law, all Vocalscape Networks, Inc. software and inCall Systems Pte Ltd software is delivered "as is" and without express or implied warranty of any kind by either Vocalscape Networks, Inc. or anyone else who has been involved in the creation, production or delivery of such software, including but not limited to any implied warranty of merchantability, noninfringement or fitness for a particular purpose.

         Limited Warranty.

         Vocalscape Networks, Inc. warrants to inCall Systems Pte Ltd that it shall fully and faithfully honor its obligations to all End-Users pursuant to its End-User License Agreement. Satisfaction by Vocalscape Networks, Inc. of its obligations pursuant thereto shall be Vocalscape Networks, Inc.'s sole liability, and inCall Systems Pte Ltd's sole remedy against Vocalscape Networks, Inc. on account of any claim relating to the quality or performance of any Vocalscape Networks, Inc. software and/or inCall Systems Pte Ltd software, whether such claim shall be based upon principles of contract, or warranty, negligence or other tort, breach of any statutory duty, or otherwise. If for any reason Vocalscape Networks, Inc. should fail to meet its obligations pursuant hereto, Vocalscape Networks, Inc.'s liability to inCall Systems Pte Ltd nevertheless shall be limited to the fee paid by inCall Systems Pte Ltd to Vocalscape Networks, Inc. with respect to the copy or copies with respect to which any such claim is asserted.

Schedule D
Page 3.

         Limitation of Liability.

         Under no circumstances shall Vocalscape Networks, Inc. be liable to inCall Systems Pte Ltd on account of any claim (whether based upon principles of contract, warranty, negligence or other tort, breach of any statutory duty, principles of indemnity, the failure of any limited remedy to achieve its essential purpose, or otherwise) for any special, consequential incidental or exemplary damages, including but not limited to lost profits, or for any damages or sums paid by inCall Systems Pte Ltd to third parties, even if Vocalscape Networks, Inc. has been advised of the possibility of such damages.

         inCall Systems Pte Ltd Warranty.

         inCall   Systems  Pte  Ltd  will  make  no   warranty,   guarantee   or
         representation, whether written or oral, on Vocalscape Networks, Inc.'s behalf.


--------------------------
Marc Crimeni
President & CEO

                                   Schedule E

Schedule of payments as per Clause 3.2 of the Share Purchase Agreement.


Payment to be made upon signing:

inCall Systems (B.C.) Inc.                                        $12,000.00 USD

Name of Account:  inCall Systems (B.C.) Inc.
                  dba inCall Systems
Account Number:   0004 4691 658
Bank:             Bank of Montreal
                  First Bank Tower
                  595 Burrard Street
                  Vancouver, B.C.
                  Canada V7X 1L7
                  Telephone: (604) 665-7551
Swift Code:       BOFMCAM2

Payments to be made within 5 days of signing:

(a) Pay the call center landlord in Singapore

Name of account:  Ascendas Land (Singapore) Pte Ltd               $10,000.00 USD
Account Number:   0-813155-001
Bank:             Citibank N.A.
Bank Code:        7214
Branch Name:      Head Office
Branch Code:      001

(b) Pay inCall Systems Pte Ltd auditors
Foo Kon Tan & Grant Thornton                                      $11,486.45 USD

Account Name:     Foo Kon Tan & Grant Thornton
Account No.       141-576090-001
Bank:             The Hongkong & Shanghai Banking Corporation Ltd
                  10 Collyer Quay #01-01
                  Ocean Building
                  Singapore 049315
Bank code:        7232
Branch code:      141
Swift code:       HSBCSGSG

Schedule E
Page 2.


(c) Pay inCall Systems Pte Ltd bookkeeper
     Asian Corporate Services (SEA) Pte Ltd                        $6,848.00 USD

Name of Account:  Asian Corporate Services (SEA) Pte Ltd
Account Number:   911-344-489-0
Account Type:     Singapore Dollars
Bank:             United Overseas Bank Limited
                  North Bridge Road Branch
                  Blk 231 Bain Street
                  #02-29/39 Bras Basah Complex
                  Singapore 180231
Swift Code:       UOVBSGSG

Payment to be made within 14 days of signing the LOI:

Pay inCall Systems Pte Ltd                                        $10,000.00 USD
(payment against Singapore call center staff accrued salaries)

Name of Account:  inCall Systems Pte Ltd
Account Number:   0033-000669-01-1-022
Bank:             DBS Bank
                  Raffles City Branch
                  252 Northbridge Road #01-11
                  Singapore 179103
Swift Code:       DBSSSGSG

Notation:

The payments to:

                  Ascendas Land (Singapore) Pte Ltd
                  Foo Kon Tan & Grant Thornton
                  Asian Corporate Services (SEA) Pte Ltd
                  inCall Systems Pte Ltd

will reduce the accounts payable listing by approximately $37,554.98 SGD (Singapore dollars).

                                   Schedule F

The resolution of the Directors of the Seller authorizing the transfer of the shares, the registration of the share in the name of the Buyer and the issuance of share certificates representing the shares registered in the name of the Buyer as per Clause 4.1 (a) (ii) Share Purchase Agreement.



                              inCall Systems, Inc.

                              DIRECTOR'S RESOLUTION

A special meeting of the Board of Directors was validly held on March 17, 2003, which meeting was chaired by Marc Crimeni. Mr. Crimeni and Mr. Robert Harris were in attendance, which constitutes all of the Directors of the Company.

WHEREAS the Company has decided to sell its wholly owned operating subsidiary inCall Systems Pte Ltd in Singapore to Intercontinental Communications, Inc., a private Nevada corporation.

RESOLVED that the Company will sell the Singapore call center to Intercontinental Communications, Inc. for $800,000 US in a combination of cash and a promissory note. The Company will sell the call center and all its assets and business for $12,000 cash and a $788,000 promissory note that it will exchange for equity in a publicly listed company. This sale does not represent the sale of all or substantially all of the assets of the Company.

With no further business to transact, the meeting was closed.

DATED at Vancouver, British Columbia, Canada this 17th day of March 2003.


/s/ Marc Crimeni                          /s/ Robert Harris
----------------------------------        ----------------------------------
Marc Crimeni, Director                    Robert Harris, Director

                                   Schedule G

The inCall Systems Pte Ltd "List of Assets" as per Clause 1.16 of the Share Purchase Agreement.

                                   Schedule G
The inCall Systems Pte Ltd "List of Assets" as per Clause 1.16 of the Share Purchase Agreement.
Incall Systems Pte Ltd
Fixed Assets Schedule as at 31 Jan 2003

                                  SPLIT TABLE

                                                                                    Cost as at     Additions      Acc. Depn
Date             Descriptions                              Reference as at        Jan 01- Dec'02    Jan-03      Jan 01- Dec'02
Leasehold Improvements (A/C Code "2000") (6 years)          GL - Batch              S$               S$         S$
--------------------------------------------------
11/05/01   CT-Allswell Removal & Disposal Svc-3ft
           Partition @  67pcs                               DBS 103046                 2,680.00        --           521.08
11/05/01   CT-Chuan Seng Garage Sales-Partition
           3ft @ 23pcs                                      DBS 103046                   920.00        --           178.92
11/05/01   Rimec Constrution                                RMC/01/0130               17,154.65        --         3,335.64
11/16/01   Rimec Constrution                                RMC/01/0132                4,181.80        --           813.12
                                                                                  ------------------------------------------------
                                                                                  S$  24,936.45        --         4,848.76
                                                                                  ================================================
                                                                                 *US$ 14,206.30                   2,762.34
                                                                                  ================================================

                                                                                    Cost as at     Additions      Acc. Depn
Date             Descriptions                              Reference as at        Jan 01- Dec'02    Jan-03      Jan 01- Dec'02
Computer (A/C Code "2200")(6years)                          GL - Batch              S$               S$         S$
--------------------------------------------------
04/25/00   HP Brio D6900 C400 (M4300)                       Gl-GJ 1-5                  7,583.33        --         3,159.76
04/25/00   HP Brio C333 Series (D6779A)                     Gl-GJ 1-5                    691.25        --           288.00
04/25/00   HP Brio C400 Series (D6779A)                     Gl-GJ 1-5                  2,765.00        --         1,152.04
04/25/00   Claris Headset (18 sets @ S$147.50 per set)      Gl-GJ 1-5                  1,548.75        --           645.36
05/12/00   A220510Z-Dell Dimension L600r Desktop            Gl-GJ 1-5                 12,075.56        --         5,031.44
05/23/00   A420521-Dell Poweredge 2400/600 Server           Gl-GJ 1-5                  4,528.94        --         1,887.02
07/03/00   HP CD-Writer Plus 931OI HP CD-R Media            Gl-GJ 1-5                    368.67        --           153.60
07/07/00   Catalyst 3548 x Enterprise Edition               Gl-GJ 1-5                 12,233.33        --         5,097.20
09.08.00   A420828 - Dell Poweredge 2400/733 server         Gl-GJ 1-5                  5,457.64        --         2,274.00
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                  4,079.17        --         1,699.62
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                  8,977.78        --         3,740.78
07/25/00   HP VECTRA VEI8  PIII650,INTEL PENTIUM            Gl-GJ 1-5                  2,760.00        --         1,150.00
07/25/00   UPGRADE 17" HP MONITOR                           Gl-GJ 1-5                    200.00        --            83.38
07/11/00   HP D9896A + HP-D8894A                            Gl-GJ 1-5                 18,506.67        --         7,711.16
06/29/01                                                    Gl-GJ 1-5                 10,142.91        --         4,226.20
           COMPAQ  DeskPro 1000  P5/200MMX
           Rack Mount Unit
           HP NetServer L H Pro  6/200  (SQL  Server)
           HP  NetServer  LD Pro 6/200 (NT PDC)
           3-com Dual Speed Hub 500  10/100BT  12-Port
           48 Ports  Patch Panel
           24 Ports Patch  Panel
           MS Office  Pro97
           HP  Laserjet  6NP
           UPS APC SmartUPS 1400 with powerchute
           Webramp M3
           HP Brio 233 MMX
           OEM Pentium II 300 Mhz CPU
           OEM Pentium  200 MMX
           HP  Surestore 81
           Prima 25 Binder
           Call Accounting  Software
           Goldmine for Win95 Enterprise Version (10 Users)
           Rightfax 2 - Channel System
           Gammalink 2 Channels Board
12/28/01   Yong Joon-Install PDBX Phone System              DBS 299702                   500.00        --           179.19
12/28/01   Khern Ngai-PK Computer-Creative Web Camera       DBS 299711                   178.00        --            63.79
12/28/01   Khern Ngai-PK Computer-Logitech Web Camera       DBS 299711                   129.00        --            46.27
06/30/02   Khern Ngai-Pur Mcafee software                   Exp cl 11-2                   45.85           8.05        1.15
                                                                                  ------------------------------------------------
                                                                                  S$  92,725.99          45.85   38,596.86
                                                                                  ================================================
                                                                                  US$ 52,826.00          26.12   21,988.64
                                                                                  ================================================

                                                                                    Cost as at     Additions      Acc. Depn
Date             Descriptions                              Reference as at        Jan 01- Dec'02    Jan-03      Jan 01- Dec'02
Software (A/C Code "2250") - 1 year                         GL - Batch              S$           S$             S$
--------------------------------------------------
07/01/99   CA ARC ServelT 6.6 SQL Agent CD                  Gl-GJ 1-5                    325.02        --           297.99
07/01/99   Cisco IP Fire Wall Pack                          Gl-GJ 1-5                    566.68        --           519.42
07/01/99   Call Master VI                                   Gl-GJ 1-5                  3,907.20        --         3,581.60
04/25/00   MS Off '00 Std-Ver Upgrade, OLP-A License        Gl-GJ 1-5                    831.25        --           761.97
05/20/00   Ms Office Win Project 2000 Pro Full              Gl-GJ 1-5                  1,928.67        --         1,767.92
07/13/00   PC ANYCHERE VER 9.0 HOST & REMOTE                Gl-GJ 1-5                    146.67        --           134.42
                                                                                  ------------------------------------------------
                                                                                  S$   7,705.49        --         7,063.32
                                                                                  ================================================
                                                                                  US$  4,389.82        --         4,023.97
                                                                                  ================================================

                                                                                    Cost as at     Additions      Acc. Depn
Date             Descriptions                              Reference as at        Jan 01- Dec'02    Jan-03      Jan 01- Dec'02
Office Equipment (A/C Code "2300")(6years)                  GL - Batch              S$           S$             S$
--------------------------------------------------
11/29/01   Pureland Int'l PL-Water dispens                  DBS 299926
           or/Pressure regulator                                                         788.00        --           142.22
07/22/98   Brother 1270 fax                                 Gl-GJ 1-5                     13.88        --             2.47
07/18/98   Brother PT 320 Label Mach                        Gl-GJ 1-5                      5.00        --             0.91
09/25/99   Recorder c/w Digital Phone                       Gl-GJ 1-5                     13.93        --             2.47
09/28/99   Porcelain Enamel Whiteboard                      Gl-GJ 1-5                     38.93        --             7.02
02/03/99   Variatex Board & letter                          Gl-GJ 1-5                     57.39        --            10.40
05/08/99   Aluminium Whiteboard                             Gl-GJ 1-5                     86.65        --            15.60
09/02/00   Standard Whiteboard                              Gl-GJ 1-5                     27.24        --             4.94
04/15/00   HP 1100 Laserjet                                 Gl-GJ 1-5                    387.92        --            70.07
06/09/00   Plantronice Noise Canceling Supra                Gl-GJ 1-5                  4,791.67        --           865.15
           Monaural Headset c/w 10" Coil Cord
07/03/00   TEKTRONIX PHASER 360 CLR.PRT                     Gl-GJ 1-5                  1,877.02        --           338.91

           PBX
04/25/00   Lucent Definity ECS G3SI
           Release 6 System-                                Gl-GJ 1-5                 22,348.08        --         4,035.07
           INCLUDED CALL MASTER VI  PHONESEST 16sets        Gl-GJ 1-5
06/29/01   Lucent Definity ECS G3siR6 PABX
           System (with Call Centre Package)                Gl-GJ 1-5                 11,924.44        --         2,153.06
           BCMS Vu
           Call Centre Elite Package (up to 25 Agents)
           Storage Cabinet for PABX
           System & Battery Backup
           Call Master VI
           Headsets
           Analogue Phoneset 9103
           Analogue Phoneset 9110
12/5/2001  CT-Mega Discount Store Pte
           Ltd-Microven #RG1003067                          DBS 103046                    90.00        --            15.00
1/16/2002  PCShow Presentations-LCD Projector               DBS 299724                 3,950.00        --           603.46
3/11/2002  KW-Cassette recorder @ 2                         DBS 299845                   212.00        --            26.46
                                                                                  ------------------------------------------------
                                                                                  S$  46,612.15        --         8,293.21
                                                                                  ================================================
                                                                                  US$ 26,554.94        --         4,724.64
                                                                                  ================================================

                                                                                    Cost as at     Additions      Acc. Depn
Date             Descriptions                              Reference as at        Jan 01- Dec'02    Jan-03      Jan 01- Dec'02
Furniture & Fittings (A/C Code "2400")(6years)              GL - Batch              S$           S$             S$
--------------------------------------------------
08/03/98   3 Seater Half Leather                            Gl-GJ 1-5                     41.70        --             8.12
09/11/98   LS46 Stand Lamp                                  Gl-GJ 1-5                     12.77        --             2.52
09/22/98   Pigeon Hole Cabinet                              Gl-GJ 1-5                      9.08        --             1.82
03/01/99   Effektiv table , rail & Short Leg                Gl-GJ 1-5                     44.21        --             8.54
05/16/00   Shelf-Plauks                                     Gl-GJ 1-5                     36.67        --             7.14
12/5/2001  CT-Point One Light Shop-Lamp #15351              DBS 103046                   100.00        --            18.07
12/5/2001  CT-Fixed Price-Wall Clock #05880                 DBS 103046                    49.50        --             8.97
12/5/2001  CT-Tom & Stephanie-Pictures #0035                DBS 103046                    25.80        --             4.68
12/5/2001  CT-Chuan Seng Garage
           Sales-Coffee Table #1126                         DBS 103046                    15.00        --             2.73
12/5/2001  CT-Chuan Seng Garage
           Sales-Cabinet #1126                              DBS 103046                    40.00        --             7.28
12/5/2001  CT-Chuan Seng Garage
           Sales-6ft Table #1116                            DBS 103046                   180.00        --            32.50
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Conference Table #0053                       DBS 103046                   500.00        --            90.22
12/5/2001  CT-Allswell Removal & Disposal
           Svc-High Back chair #0053 @ 3                    DBS 103046                   270.00        --            48.75
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Staff chair #0053 @ 50                       DBS 103046                 2,000.00        --           361.14
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Full Height Cabinet #0053 @ 4                DBS 103046                   320.00        --            57.72
12/5/2001  CT-Allswell Removal & Disposal
           Svc-1/2 Height Cabinet #0053 @ 2                 DBS 103046                    80.00        --            14.43
12/5/2001  CT-Allswell Removal & Disposal
           Svc-5ft table #0053 @ 6                          DBS 103046                   540.00        --            97.50
12/5/2001  CT-Allswell Removal & Disposal
           Svc-3ft table #0053 @ 40                         DBS 103046                 1,600.00        --           288.86
                                                                                  ------------------------------------------------
                                                                                  S$   5,864.72        --         1,060.99
                                                                                  ================================================
                                                                                  US$  3,341.14        --           604.45
                                                                                  ================================================
                                                                                  ------------------------------------------------
                                                          GRAND TOTAL             S$ 177,844.80          45.85   59,863.14
                                                                                  ------------------------------------------------
                                                                                  US$101,318.18          26.12   34,104.03
                                                                                  ------------------------------------------------


                                   Schedule G
The inCall Systems Pte Ltd "List of Assets" as per Clause 1.16 of the Share Purchase Agreement.
Incall Systems Pte Ltd
Fixed Assets Schedule as at 31 Jan 2003

                                   SPLIT TABLE
                                   (CONTINUE)

                                                                                         Depn for       Acc. Depn    Net Book
Date             Descriptions                              Reference as at                Jan-03          Aug          Value
Leasehold Improvements (A/C Code "2000") (6 years)          GL - Batch                 S$            S$          S$
--------------------------------------------------
11/05/01   CT-Allswell Removal & Disposal Svc-3ft
           Partition @  67pcs                               DBS 103046                     37.22         558.30     2,121.70
11/05/01   CT-Chuan Seng Garage Sales-Partition
           3ft @ 23pcs                                      DBS 103046                     12.78         191.70       728.30
11/05/01   Rimec Constrution                                RMC/01/0130                   238.26       3,573.90    13,580.75
11/16/01   Rimec Constrution                                RMC/01/0132                    58.08         871.20     3,310.60
                                                                                  ------------------------------------------------
                                                                                  S$      346.34       5,195.10    19,741.35
                                                                                  ================================================
                                                                                  US$     197.31       2,959.65    11,246.65
                                                                                  ================================================

                                                                                         Depn for       Acc. Depn    Net Book
Date             Descriptions                              Reference as at                Jan-03          Aug          Value
Computer (A/C Code "2200")(6years)                          GL - Batch                 S$            S$          S$
--------------------------------------------------
04/25/00   HP Brio D6900 C400 (M4300)                       Gl-GJ 1-5                     157.99       3,317.75     4,265.58
04/25/00   HP Brio C333 Series (D6779A)                     Gl-GJ 1-5                      14.40         302.40       388.85
04/25/00   HP Brio C400 Series (D6779A)                     Gl-GJ 1-5                      57.60       1,209.64     1,555.36
04/25/00   Claris Headset (18 sets @ S$147.50 per set)      Gl-GJ 1-5                      32.27         677.63       871.12
05/12/00   A220510Z-Dell Dimension L600r Desktop            Gl-GJ 1-5                     251.57       5,283.01     6,792.55
05/23/00   A420521-Dell Poweredge 2400/600 Server           Gl-GJ 1-5                      94.35       1,981.37     2,547.57
07/03/00   HP CD-Writer Plus 931OI HP CD-R Media            Gl-GJ 1-5                       7.68         161.28       207.39
07/07/00   Catalyst 3548 x Enterprise Edition               Gl-GJ 1-5                     254.86       5,352.06     6,881.27
09.08.00   A420828 - Dell Poweredge 2400/733 server         Gl-GJ 1-5                     113.70       2,387.70     3,069.94
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                      84.98       1,784.60     2,294.57
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                     187.04       3,927.82     5,049.96
07/25/00   HP VECTRA VEI8  PIII650,INTEL PENTIUM            Gl-GJ 1-5                      57.50       1,207.50     1,552.50
07/25/00   UPGRADE 17" HP MONITOR                           Gl-GJ 1-5                       4.17          87.55       112.45
07/11/00   HP D9896A + HP-D8894A                            Gl-GJ 1-5                     385.56       8,096.72    10,409.95
06/29/01                                                    Gl-GJ 1-5                     211.31       4,437.51     5,705.40
           COMPAQ  DeskPro 1000  P5/200MMX
           Rack Mount Unit
           HP NetServer L H Pro  6/200  (SQL  Server)
           HP  NetServer  LD Pro 6/200 (NT PDC)
           3-com Dual Speed Hub 500  10/100BT  12-Port
           48 Ports  Patch Panel
           24 Ports Patch  Panel
           MS Office  Pro97
           HP  Laserjet  6NP
           UPS APC SmartUPS 1400 with powerchute
           Webramp M3
           HP Brio 233 MMX
           OEM Pentium II 300 Mhz CPU
           OEM Pentium  200 MMX
           HP  Surestore 81
           Prima 25 Binder
           Call Accounting  Software
           Goldmine for Win95 Enterprise Version (10 Users)
           Rightfax 2 - Channel System
           Gammalink 2 Channels Board
12/28/01   Yong Joon-Install PDBX Phone System              DBS 299702                     11.46         190.65       309.35
12/28/01   Khern Ngai-PK Computer-Creative Web Camera       DBS 299711                      4.08          67.87       110.13
12/28/01   Khern Ngai-PK Computer-Logitech Web Camera       DBS 299711                      2.96          49.23        79.77
06/30/02   Khern Ngai-Pur Mcafee software                   Exp cl 11-2                     9.20          36.65         1.15
                                                                                  ------------------------------------------------
                                                                                  S$    1,934.63       40,531.49   52,240.35
                                                                                  ================================================
                                                                                  US$   1,102.16       23,090.79   29,761.33
                                                                                  ================================================

                                                                                         Depn for       Acc. Depn    Net Book
Date             Descriptions                              Reference as at                Jan-03          Aug          Value
Software (A/C Code "2250") - 1 year                         GL - Batch                 S$            S$          S$
--------------------------------------------------
07/01/99   CA ARC ServelT 6.6 SQL Agent CD                  Gl-GJ 1-5                      27.09         325.08        (0.06)
07/01/99   Cisco IP Fire Wall Pack                          Gl-GJ 1-5                      47.22         566.64         0.04
07/01/99   Call Master VI                                   Gl-GJ 1-5                     325.60       3,907.20      --
04/25/00   MS Off '00 Std-Ver Upgrade, OLP-A License        Gl-GJ 1-5                      69.27         831.24         0.01
05/20/00   Ms Office Win Project 2000 Pro Full              Gl-GJ 1-5                     160.72       1,928.64         0.03
07/13/00   PC ANYCHERE VER 9.0 HOST & REMOTE                Gl-GJ 1-5                      12.22         146.64         0.03
                                                                                  ------------------------------------------------
                                                                                  S$      642.12       7,705.44         0.05
                                                                                  ================================================
                                                                                  US$     365.82       4,389.79         0.03
                                                                                  ================================================
                                                                                         Depn for       Acc. Depn    Net Book
Date             Descriptions                              Reference as at                Jan-03          Aug          Value
Office Equipment (A/C Code "2300")(6years)                  GL - Batch                 S$            S$          S$
--------------------------------------------------
11/29/01   Pureland Int'l PL-Water dispens                  DBS 299926                     10.94         153.16       634.84
           or/Pressure regulator
07/22/98   Brother 1270 fax                                 Gl-GJ 1-5                       0.19           2.66        11.22
07/18/98   Brother PT 320 Label Mach                        Gl-GJ 1-5                       0.07           0.98         4.02
09/25/99   Recorder c/w Digital Phone                       Gl-GJ 1-5                       0.19           2.66        11.27
09/28/99   Porcelain Enamel Whiteboard                      Gl-GJ 1-5                       0.54           7.56        31.37
02/03/99   Variatex Board & letter                          Gl-GJ 1-5                       0.80          11.20        46.19
05/08/99   Aluminium Whiteboard                             Gl-GJ 1-5                       1.20          16.80        69.85
09/02/00   Standard Whiteboard                              Gl-GJ 1-5                       0.38           5.32        21.92
04/15/00   HP 1100 Laserjet                                 Gl-GJ 1-5                       5.39          75.46       312.46
06/09/00   Plantronice Noise Canceling Supra                Gl-GJ 1-5                      66.55         931.70     3,859.97
           Monaural Headset c/w 10" Coil Cord
07/03/00   TEKTRONIX PHASER 360 CLR.PRT                     Gl-GJ 1-5                      26.07         364.98     1,512.04

           PBX
04/25/00   Lucent Definity ECS G3SI
           Release 6 System-                                Gl-GJ 1-5                     310.39       4,345.46    18,002.62
           INCLUDED CALL MASTER VI  PHONESEST 16sets        Gl-GJ 1-5
06/29/01   Lucent Definity ECS G3siR6 PABX
           System (with Call Centre Package)                Gl-GJ 1-5                     165.62       2,318.68     9,605.76
           BCMS Vu
           Call Centre Elite Package (up to 25 Agents)
           Storage Cabinet for PABX
           System & Battery Backup
           Call Master VI
           Headsets
           Analogue Phoneset 9103
           Analogue Phoneset 9110
12/5/2001  CT-Mega Discount Store Pte
           Ltd-Microven #RG1003067                          DBS 103046                      1.25          16.25        73.75
1/16/2002  PCShow Presentations-LCD Projector               DBS 299724                     54.86         658.32     3,291.68
3/11/2002  KW-Cassette recorder @ 2                         DBS 299845                      2.94          29.40       182.60
                                                                                  ------------------------------------------------
                                                                                  S$      647.38       8,940.59    37,671.56
                                                                                  ================================================
                                                                                  US$     368.81       5,093.45    21,461.49
                                                                                  ================================================

                                                                                         Depn for       Acc. Depn    Net Book
Date             Descriptions                              Reference as at                Jan-03          Aug          Value
Furniture & Fittings (A/C Code "2400")(6years)              GL - Batch                 S$            S$          S$
--------------------------------------------------
08/03/98   3 Seater Half Leather                            Gl-GJ 1-5                       0.58           8.70        33.00
09/11/98   LS46 Stand Lamp                                  Gl-GJ 1-5                       0.18           2.70        10.07
09/22/98   Pigeon Hole Cabinet                              Gl-GJ 1-5                       0.13           1.95         7.13
03/01/99   Effektiv table , rail & Short Leg                Gl-GJ 1-5                       0.61           9.15        35.06
05/16/00   Shelf-Plauks                                     Gl-GJ 1-5                       0.51           7.65        29.02
12/5/2001  CT-Point One Light Shop-Lamp #15351              DBS 103046                      1.39          19.46        80.54
12/5/2001  CT-Fixed Price-Wall Clock #05880                 DBS 103046                      0.69           9.66        39.84
12/5/2001  CT-Tom & Stephanie-Pictures #0035                DBS 103046                      0.36           5.04        20.76
12/5/2001  CT-Chuan Seng Garage
           Sales-Coffee Table #1126                         DBS 103046                      0.21           2.94        12.06
12/5/2001  CT-Chuan Seng Garage
           Sales-Cabinet #1126                              DBS 103046                      0.56           7.84        32.16
12/5/2001  CT-Chuan Seng Garage
           Sales-6ft Table #1116                            DBS 103046                      2.50          35.00       145.00
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Conference Table #0053                       DBS 103046                      6.94          97.16       402.84
12/5/2001  CT-Allswell Removal & Disposal
           Svc-High Back chair #0053 @ 3                    DBS 103046                      3.75          52.50       217.50
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Staff chair #0053 @ 50                       DBS 103046                     27.78         388.92     1,611.08
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Full Height Cabinet #0053 @ 4                DBS 103046                      4.44          62.16       257.84
12/5/2001  CT-Allswell Removal & Disposal
           Svc-1/2 Height Cabinet #0053 @ 2                 DBS 103046                      1.11          15.54        64.46
12/5/2001  CT-Allswell Removal & Disposal
           Svc-5ft table #0053 @ 6                          DBS 103046                      7.50         105.00       435.00
12/5/2001  CT-Allswell Removal & Disposal
           Svc-3ft table #0053 @ 40                         DBS 103046                     22.22         311.08     1,288.92
                                                                                  ------------------------------------------------
                                                                                  S$       81.46       1,142.45     4,722.27
                                                                                  ================================================
                                                                                  US$      46.40         650.85     2,690.28
                                                                                  ================================================
                                                                                  ------------------------------------------------
                                                          GRAND TOTAL             S$    3,651.93      63,515.07   114,375.58
                                                                                  ------------------------------------------------
                                                                                  US$   2,080.50      36,184.54    65,159.77
                                                                                  ------------------------------------------------

                                   Schedule G
The inCall Systems Pte Ltd "List of Assets" as per Clause 1.16 of the Share Purchase Agreement.
Incall Systems Pte Ltd
Fixed Assets Schedule as at 31 Jan 2003

                                   SPLIT TABLE
                                   (CONTINUE)

                                                                                         Depn          Mths available
Date             Descriptions                              Reference as at             per mth           for depn
Leasehold Improvements (A/C Code "2000") (6 years)          GL - Batch               S$
--------------------------------------------------
11/05/01   CT-Allswell Removal & Disposal Svc-3ft
           Partition @  67pcs                               DBS 103046                   37.22                57
11/05/01   CT-Chuan Seng Garage Sales-Partition
           3ft @ 23pcs                                      DBS 103046                   12.78                57
11/05/01   Rimec Constrution                                RMC/01/0130                 238.26                57
11/16/01   Rimec Constrution                                RMC/01/0132                  58.08                57
                                                                                  ------------------------------------------------
                                                                                  S$    346.34
                                                                                  ================================================
                                                                                  US$   197.31
                                                                                  ================================================

                                                                                         Depn          Mths available
Date             Descriptions                              Reference as at             per mth           for depn
Computer (A/C Code "2200")(6years)                          GL - Batch               S$
--------------------------------------------------
04/25/00   HP Brio D6900 C400 (M4300)                       Gl-GJ 1-5                   157.99                27
04/25/00   HP Brio C333 Series (D6779A)                     Gl-GJ 1-5                    14.40                27
04/25/00   HP Brio C400 Series (D6779A)                     Gl-GJ 1-5                    57.60                27
04/25/00   Claris Headset (18 sets @ S$147.50 per set)      Gl-GJ 1-5                    32.27                27
05/12/00   A220510Z-Dell Dimension L600r Desktop            Gl-GJ 1-5                   251.57                27
05/23/00   A420521-Dell Poweredge 2400/600 Server           Gl-GJ 1-5                    94.35                27
07/03/00   HP CD-Writer Plus 931OI HP CD-R Media            Gl-GJ 1-5                     7.68                27
07/07/00   Catalyst 3548 x Enterprise Edition               Gl-GJ 1-5                   254.86                27
09.08.00   A420828 - Dell Poweredge 2400/733 server         Gl-GJ 1-5                   113.70                27
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                    84.98                27
08/09/00   A720830-Dell (TM) Latitude(TM) CPx J750GT        Gl-GJ 1-5                   187.04                27
07/25/00   HP VECTRA VEI8  PIII650,INTEL PENTIUM            Gl-GJ 1-5                    57.50                27
07/25/00   UPGRADE 17" HP MONITOR                           Gl-GJ 1-5                     4.17                27
07/11/00   HP D9896A + HP-D8894A                            Gl-GJ 1-5                   385.56                27
06/29/01                                                    Gl-GJ 1-5                   211.31                27
           COMPAQ  DeskPro 1000  P5/200MMX
           Rack Mount Unit
           HP NetServer L H Pro  6/200  (SQL  Server)
           HP  NetServer  LD Pro 6/200 (NT PDC)
           3-com Dual Speed Hub 500  10/100BT  12-Port
           48 Ports  Patch Panel
           24 Ports Patch  Panel
           MS Office  Pro97
           HP  Laserjet  6NP
           UPS APC SmartUPS 1400 with powerchute
           Webramp M3
           HP Brio 233 MMX
           OEM Pentium II 300 Mhz CPU
           OEM Pentium  200 MMX
           HP  Surestore 81
           Prima 25 Binder
           Call Accounting  Software
           Goldmine for Win95 Enterprise Version (10 Users)
           Rightfax 2 - Channel System
           Gammalink 2 Channels Board
12/28/01   Yong Joon-Install PDBX Phone System              DBS 299702                   11.46                27
12/28/01   Khern Ngai-PK Computer-Creative Web Camera       DBS 299711                    4.08                27
12/28/01   Khern Ngai-PK Computer-Logitech Web Camera       DBS 299711                    2.96                27
06/30/02   Khern Ngai-Pur Mcafee software                   Exp cl 11-2                   1.15                32
                                                                                  ------------------------------------------------
                                                                                  S$  1,934.63
                                                                                  ================================================
                                                                                  US$ 1,102.16
                                                                                  ================================================

                                                                                         Depn          Mths available
Date             Descriptions                              Reference as at             per mth            for depn
Software (A/C Code "2250") - 1 year                         GL - Batch                S$
--------------------------------------------------
07/01/99   CA ARC ServelT 6.6 SQL Agent CD                  Gl-GJ 1-5                    27.09                (0)
07/01/99   Cisco IP Fire Wall Pack                          Gl-GJ 1-5                    47.22                 0
07/01/99   Call Master VI                                   Gl-GJ 1-5                   325.60                 0
04/25/00   MS Off '00 Std-Ver Upgrade, OLP-A License        Gl-GJ 1-5                    69.27                 0
05/20/00   Ms Office Win Project 2000 Pro Full              Gl-GJ 1-5                   160.72                 0
07/13/00   PC ANYCHERE VER 9.0 HOST & REMOTE                Gl-GJ 1-5                    12.22                 0
                                                                                  ------------------------------------------------
                                                                                  S$    642.12
                                                                                  ================================================
                                                                                  US$   365.82
                                                                                  ================================================

Date             Descriptions                              Reference as at               Depn          Mths available
Office Equipment (A/C Code "2300")(6years)                  GL - Batch                 per mth           for depn
--------------------------------------------------                                    S$
11/29/01   Pureland Int'l PL-Water
           dispensor/Pressure regulator                     DBS 299926                   10.94                58
07/22/98   Brother 1270 fax                                 Gl-GJ 1-5                     0.19                58
07/18/98   Brother PT 320 Label Mach                        Gl-GJ 1-5                     0.07                58
09/25/99   Recorder c/w Digital Phone                       Gl-GJ 1-5                     0.19                58
09/28/99   Porcelain Enamel Whiteboard                      Gl-GJ 1-5                     0.54                58
02/03/99   Variatex Board & letter                          Gl-GJ 1-5                     0.80                58
05/08/99   Aluminium Whiteboard                             Gl-GJ 1-5                     1.20                58
09/02/00   Standard Whiteboard                              Gl-GJ 1-5                     0.38                58
04/15/00   HP 1100 Laserjet                                 Gl-GJ 1-5                     5.39                58
06/09/00   Plantronice Noise Canceling Supra                Gl-GJ 1-5                    66.55                58
           Monaural Headset c/w 10" Coil Cord
07/03/00   TEKTRONIX PHASER 360 CLR.PRT                     Gl-GJ 1-5                    26.07                58

           PBX
04/25/00   Lucent Definity ECS G3SI
           Release 6 System-                                Gl-GJ 1-5                   310.39                58
           INCLUDED CALL MASTER VI  PHONESEST 16sets        Gl-GJ 1-5
06/29/01   Lucent Definity ECS G3siR6 PABX
           System (with Call Centre Package)                Gl-GJ 1-5                   165.62                58
           BCMS Vu
           Call Centre Elite Package (up to 25 Agents)
           Storage Cabinet for PABX
           System & Battery Backup
           Call Master VI
           Headsets
           Analogue Phoneset 9103
           Analogue Phoneset 9110
12/5/2001  CT-Mega Discount Store Pte
           Ltd-Microven #RG1003067                          DBS 103046                    1.25                59
1/16/2002  PCShow Presentations-LCD Projector               DBS 299724                   54.86                60
3/11/2002  KW-Cassette recorder @ 2                         DBS 299845                    2.94                62
                                                                                  ------------------------------------------------
                                                                                  S$    647.38
                                                                                  ================================================
                                                                                  US$   368.81
                                                                                  ================================================


Date             Descriptions                              Reference as at               Depn          Mths available
Furniture & Fittings (A/C Code "2400")(6years)              GL - Batch                 per mth           for depn
--------------------------------------------------                                    S$
08/03/98   3 Seater Half Leather                            Gl-GJ 1-5                     0.58                57
09/11/98   LS46 Stand Lamp                                  Gl-GJ 1-5                     0.18                57
09/22/98   Pigeon Hole Cabinet                              Gl-GJ 1-5                     0.13                57
03/01/99   Effektiv table , rail & Short Leg                Gl-GJ 1-5                     0.61                57
05/16/00   Shelf-Plauks                                     Gl-GJ 1-5                     0.51                57
12/5/2001  CT-Point One Light Shop-Lamp #15351              DBS 103046                    1.39                58
12/5/2001  CT-Fixed Price-Wall Clock #05880                 DBS 103046                    0.69                58
12/5/2001  CT-Tom & Stephanie-Pictures #0035                DBS 103046                    0.36                58
12/5/2001  CT-Chuan Seng Garage
           Sales-Coffee Table #1126                         DBS 103046                    0.21                58
12/5/2001  CT-Chuan Seng Garage
           Sales-Cabinet #1126                              DBS 103046                    0.56                58
12/5/2001  CT-Chuan Seng Garage
           Sales-6ft Table #1116                            DBS 103046                    2.50                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Conference Table #0053                       DBS 103046                    6.94                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-High Back chair #0053 @ 3                    DBS 103046                    3.75                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Staff chair #0053 @ 50                       DBS 103046                   27.78                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-Full Height Cabinet #0053 @ 4                DBS 103046                    4.44                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-1/2 Height Cabinet #0053 @ 2                 DBS 103046                    1.11                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-5ft table #0053 @ 6                          DBS 103046                    7.50                58
12/5/2001  CT-Allswell Removal & Disposal
           Svc-3ft table #0053 @ 40                         DBS 103046                   22.22                58
                                                                                  ------------------------------------------------
                                                                                  S$     81.46
                                                                                  ================================================
                                                                                  US$    46.40
                                                                                  ================================================
                                                                                  ------------------------------------------------
                                                          GRAND TOTAL             S$  3,651.93
                                                                                  ------------------------------------------------
                                                                                  US$ 2,080.50
                                                                                  ------------------------------------------------

*US Dollar Conversions are based on 07/11/2003 Bank of Canada "nominal rates," which are neither buying nor selling rates. Rates available from financial institutions will likely differ.